UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2009

McIntosh Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

000-49766                                                                                     58-1922861
(Commission File Number)                                                                                  (IRS Employer Identification No.)

210 South Oak Street, Jackson, Georgia                                                                                                                  30233
(Address of principal executive offices)                                                                                                             (Zip Code)

(770) 775-8300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

On April 28, 2009, McIntosh State Bank (the “Bank”), a wholly-owned subsidiary of McIntosh Bancshares, Inc., executed cancellation agreements relating to the salary continuation and retirement agreements with the directors and officers of the Bank listed below.  Plans that are currently in payment status for Messrs. Malone and Willis remain in effect and will continue to pay them $48,000 per year for 20 years and $24,000 per year for 15 years, respectively.  Based on the Compensation Committee’s review of the terms of these agreements and the capital needs of the Bank, the Bank’s board of directors and each individual party to the agreements determined that the cancellation of such agreements was in the best interest of the Bank.  Management has determined that the benefit accruing to the Bank as a result of these cancellations is $1,016,827 before tax.

Item 9.01	Exhibits

Exhibit                      Description

10.1
Cancellation Agreement dated as of April 1, 2009 between McIntosh State Bank and Bruce Bartholemew (relating to Salary Continuation Agreement dated October 1, 1999, as amended by the First Amendment thereto dated January 9, 2007)

10.2
Cancellation Agreement dated as of April 1, 2009 between McIntosh State Bank and Bruce E. Bartholemew (relating to Salary Continuation Agreement dated February 20, 2003, as amended by the First Amendment thereto dated January 9, 2007)

10.3
Cancellation Agreement dated as of April 1, 2009 between McIntosh State Bank and Robert C. Beall (relating to Salary Continuation Agreement dated August 10, 2004, as amended by the First Amendment thereto dated January 9, 2007)

10.4
Cancellation Agreement dated as of April 1, 2009 between McIntosh State Bank and John L. Carter (relating to Director Retirement Agreement dated December 19, 2002, as amended by the First Amendment thereto dated January 9, 2007 and the Second Amendment thereto dated November 30, 2008)

10.5
Cancellation Agreement dated as of April 1, 2009 between McIntosh State Bank and Jim Doyle (relating to Salary Continuation Agreement dated October 1, 1999, as amended by the First Amendment thereto dated January 9, 2007)

10.6
Cancellation Agreement dated as of April 1, 2009 between McIntosh State Bank and James P. Doyle (relating to Salary Continuation Agreement dated February 20, 2003, as amended by the First Amendment thereto dated January 9, 2007)

10.7
Cancellation Agreement dated as of April 1, 2009 between McIntosh State Bank and D. Keith Fortson (relating to Director Retirement Agreement dated December 19, 2002, as amended by the First Amendment thereto dated January 9, 2007 and the Second Amendment thereto dated November 30, 2008)

10.8
Cancellation Agreement dated as of April 1, 2009 between McIntosh State Bank and William Key Malone, Sr. (relating to Salary Continuation Agreement dated October 1, 1999, as amended by the First Amendment thereto dated January 9, 2007)

10.9
Cancellation Agreement dated as of April 1, 2009 between McIntosh State Bank and William K. Malone (relating to Salary Continuation Agreement dated December 19, 2002, as amended by the First Amendment thereto dated January 9, 2007 and the Second Amendment thereto dated November 30, 2008)

10.10
Cancellation Agreement dated as of April 1, 2009 between McIntosh State Bank and William T. Webb (relating to Director Retirement Agreement dated December 19, 2002, as amended by the First Amendment thereto dated January 9, 2007 and the Second Amendment thereto dated November 30, 2008)

10.11
Cancellation Agreement dated as of April 1, 2009 between McIntosh State Bank and Thurman L. Willis (relating to Salary Continuation Agreement dated October 1, 1999, as amended by the First Amendment thereto dated December 19, 2002 and the Second Amendment thereto dated January 10, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MCINTOSH BANCSHARES, INC.

DATE:  April 28, 2009                                                                By:           /s/ William K. Malone
          William K. Malone
          Chief Executive Officer